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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 25, 1998


                                  PAGES, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)


         DELAWARE                 000-10475            34-1297143
         --------                 ---------            ----------
(State or other jurisdiction     File Number         (I.R.S. Employer
      of incorporation)                             Identification No.)


              801 94TH AVENUE NORTH, ST. PETERSBURG, FLORIDA 33702
              ----------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (813) 578-3300


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) Pro forma financial information. Pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date of this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PAGES, INC.

                                              /s/ S. Robert Davis
                                              --------------------------
                                              S. Robert Davis, President

Dated:  July 14, 1998